SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2004

United Retail Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	00019774 (Commission File Number)	51-0303670 (IRS Employer Identification No.)

365 West Passaic Street, Rochelle Park, NJ (Address of principal executive offices)	07662 (Zip Code)

Registrant's telephone number including area code: (201) 845-0880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On November 15, 2004, United Retail Group, Inc. (the “Company”) issued a press release, which is furnished as Exhibit 99 to this report, for publication on November 16, 2004.

The percentage changes in comparable store sales mentioned in the press release refer to those stores that were open for at least 12 months. Comparable store sales may be considered a non-GAAP measure of sales performance but are commonly used to filter out the generally unrepresentative sales performance of new stores that are included in net sales figures that are also given in the press release.

Item 9.01.     Financial Statements and Exhibits.

The registrant has furnished as Exhibit No. 99 the press release, dated November 16, 2004, of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED RETAIL GROUP, INC. By: /S/GEORGE R. REMETA George R. Remeta Vice Chairman and Chief Administrative Officer

Date:   November 15, 2004

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated November 16, 2004, of the Company (furnished)